                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.6

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                            $  444,946.52
      Available Funds:
           Contract Payments due and received in this period                                                         4,397,296.09
           Contract Payments due in prior period(s) and received in this period                                        351,742.87
           Contract Payments received in this period for next period                                                   104,569.52
           Sales, Use and Property Tax payments received                                                               143,114.97
           Prepayment Amounts related to early termination in this period                                               81,922.51
           Servicer Advance                                                                                          1,516,493.99
           Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
           Transfer from Reserve Account                                                                                 6,457.59
           Interest earned on Collection Account                                                                         6,293.70
           Interest earned on SPG Account                                                                                  513.12
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
            Section 5.03                                                                                                     0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
             contract < Predecessor contract)                                                                                0.00
           Amounts paid under insurance policies                                                                             0.00
           Maintenance, Late Charges and any other amounts                                                                   0.00

                                                                                                                    -------------
      Total Available Funds                                                                                          7,053,350.88
      Less: Amounts to be Retained in Collection Account                                                               349,148.74
                                                                                                                    -------------
      AMOUNT TO BE DISTRIBUTED                                                                                       6,704,202.14
                                                                                                                    =============

      DISTRIBUTION OF FUNDS:
           1.  To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                                0.00
           2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              658,826.37
           3.  To Noteholders (For Servicer Report immediately following the Final Additional
                 Closing Date)
                  a) Class A1 Principal and Interest                                                                         0.00
                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     0.00
                  a) Class A3 Principal (distributed after A2 Note matures) and Interest                             5,167,813,66
                  a) Class A4 Principal (distributed after A3 Note matures) and Interest                               517,178.81
                  a) Class A5 Principal (distributed after A4 Note matures) and Interest                                     0.00
                  b) Class B Principal and Interest                                                                     11,083.07
                  c) Class C Principal and Interest                                                                     23,495.48
                  d) Class D Principal and Interest                                                                     16,876.77
                  e) Class E Principal and Interest                                                                     34,095.60

           4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
           5.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
                  a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             0.00
                  b) Residual Principal (Provided no Restricting or Amortization Event in effect)                            0.00
                  c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                      in effect)                                                                                             0.00
           6.  To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any
                 other amounts                                                                                         149,921.79
           7.  To Servicer, Servicing Fee and other Servicing Compensations                                            124,910,60
                                                                                                                    -------------
      TOTAL FUNDS DISTRIBUTED                                                                                        6,704,202.14
                                                                                                                    =============

                                                                                                                    -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
        Funds (if any)}                                                                                                349,148.74
                                                                                                                    =============

II. RESERVE ACCOUNTS

Beginning Balance                                                                                      200,000.00            0.00
      - Add Investment Earnings                                                                            142.28        6,315.31
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
      - Less Distribution to Certificate Account                                                           142.28        6,315.31
                                                                                                    -------------   -------------
End of period balance                                                                                  200,000.00            0.00
                                                                                                    =============   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                    -------------   -------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances).                            200,000.00    6,443,748.69
                                                                                                    =============   =============


                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Pool A                                                  139,190,933.53
                      Pool B                                                   33,071,821.65
                                                                              --------------
                                                                                                     172,262,755.18

Class A Overdue Interest, if any                                                        0.00
Class A Monthly Interest - Pool A                                                 508,635.43
Class A Monthly Interest - Pool B                                                 133,963.91

Class A Overdue Principal, if any                                                       0.00
Class A Monthly Principal - Pool A                                              2,726,689.19
Class A Monthly Principal - Pool B                                              2,315,703.94
                                                                              --------------
                                                                                                       5,042,393.13

Ending Principal Balance of the Class A Notes

                      Pool A                                                  139,190,933.53
                      Pool B                                                   33,071,821.65
                                                                              --------------         --------------
                                                                                                     172,262,755.18
                                                                                                     ==============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Class A1                                                          0.00
                      Class A2                                                          0.00
                      Class A3                                                 42,769,148.31
                      Class A4                                                134,536,000.00
                      Class A5                                                          0.00
                                                                              --------------
Class A Monthly Interest                                                                             177,305,148.32
                      Class A1 (Actual Number Days/360)                                 0.00
                      Class A2                                                          0.00
                      Class A3                                                    125,420.53
                      Class A4                                                    517,178.81
                      Class A5                                                          0.00
                                                                              --------------
Class A Monthly Principal
                      Class A1                                                          0.00
                      Class A2                                                          0.00
                      Class A3                                                  5,042,393.13
                      Class A4                                                          0.00
                      Class A5                                                          0.00
                                                                              --------------

                                                                                                       5,042,393.13
Ending Principal Balance of the Class A Notes
                      Class A1                                                          0.00
                      Class A2                                                          0.00
                      Class A3                                                 37,726,755.18
                      Class A4                                                134,536,000.00
                      Class A5                                                          0.00
                                                                              --------------         --------------
                                                                                                     172,262,755.18
                                                                                                     ==============

Class A5

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                      Pool A                                            2,560,253.03
                      Pool B                                              637,556.16
                                                                        ------------
                                                                                         3,197,809.19
Class B Overdue Interest, if any                                                0.00
Class B Monthly Interest - Pool A                                           8,873.41
Class B Monthly Interest - Pool B                                           2,209.66

Class B Overdue Principal, if any                                               0.00
Class B Monthly Principal - Pool A                                              0.00
Class B Monthly Principal - Pool B                                              0.00
                                                                        ------------
                                                                                                 0.00
Ending Principal Balance of the Class B Notes
                      Pool A                                            2,560,253.03
                      Pool B                                              637,556.16
                                                                        ------------     ------------
                                                                                         3,197,809.19
                                                                                         ============

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                      Pool A                                            5,124,481.62
                      Pool B                                            1,276,102.36
                                                                        ------------
                                                                                         6,400,583.98
Class C Overdue Interest, if any                                                0.00
Class C Monthly Interest - Pool A                                          18,811.12
Class C Monthly Interest - Pool B                                           4,684.36

Class C Overdue Principal, if any                                               0.00
Class C Monthly Principal - Pool A                                              0.00
Class C Monthly Principal - Pool B                                              0.00
                                                                        ------------
                                                                                                 0.00
Ending Principal Balance of the Class C Notes
                      Pool A                                            5,124,481.62
                      Pool B                                            1,276,102.36
                                                                        ------------     ------------
                                                                                         6,400,583.98
                                                                                         ============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                               Pool A                               3,414,995.93
                               Pool B                                 850,404.90
                                                                    ------------
                                                                                       4,265,400.83
       Class D Overdue Interest, if any                                     0.00
       Class D Monthly Interest - Pool A                               13,512.00
       Class D Monthly Interest - Pool B                                3,364.77

       Class D Overdue Principal, if any                                    0.00
       Class D Monthly Principal - Pool A                                   0.00
       Class D Monthly Principal - Pool B                                   0.00
                                                                    ------------
                                                                                               0.00
       Ending Principal Balance of the Class D Notes
                               Pool A                               3,414,995.93
                               Pool B                                 850,404.90
                                                                    ------------       ------------
                                                                                       4,265,400.83
                                                                                       ============

VIII.  CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes
                               Pool A                               4,269,738.77
                               Pool B                               1,063,253.62
                                                                    ------------
                                                                                       5,332,992.39
       Class E Overdue Interest, if any                                     0.00
       Class E Monthly Interest - Pool A                               27,297.86
       Class E Monthly Interest - Pool B                                6,797.73

       Class E Overdue Principal, if any                                    0.00
       Class E Monthly Principal - Pool A                                   0.00
       Class E Monthly Principal - Pool B                                   0.00
                                                                    ------------
                                                                                               0.00
       Ending Principal Balance of the Class E Notes
                               Pool A                               4,269,738.77
                               Pool B                               1,063,253.62
                                                                    ------------       ------------
                                                                                       5,332,992.39
                                                                                       ============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
                              Pool A                                        5,123,386.84
                              Pool B                                        1,275,829.73
                                                                            ------------
                                                                                             6,399,216.57

      Residual Interest - Pool A                                                    0.00
      Residual Interest - Pool B                                                    0.00

      Residual Principal - Pool A                                                   0.00
      Residual Principal - Pool B                                                   0.00             0.00

      Ending Residual Principal Balance
                              Pool A                                        5,123,386.84     ------------
                              Pool B                                        1,275,829.73     6,399,216.57
                                                                            ------------     ============

X.  PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                         124,910.60
      - Collection period Trustee Fee                                                           (3,766.57)
      - Servicer Advances reimbursement                                                        658,826.37
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                        149,921.79
                                                                                             ------------
      Total amounts due to Servicer                                                            929,892.19
                                                                                             ============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                             159,888,169.16

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                0.00

         Decline in Aggregate Discounted Contract Balance                                                          4,110,268.07

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        --------------
          ending of the related Collection Period                                                                155,777,901.09
                                                                                                                 ==============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                          3,906,683.05

          - Principal portion of Prepayment Amounts                                                  68,247.11

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                135,337.91

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                    0.00

                                                                                                  ------------
                                 Total Decline in Aggregate Discounted Contract Balance           4,110,268.07
                                                                                                  ============

POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                              39,968,783.84

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                0.00

         Decline in Aggregate Discounted Contract Balance                                                          3,490,740.34

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        --------------
          ending of the related Collection Period                                                                 36,478,043.50
                                                                                                                 ==============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                         1,302,921.84

          - Principal portion of Prepayment Amounts                                                  13,675.40

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                              2,174,143.10

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                    0.00

                                                                                                  ------------
                                 Total Decline in Aggregate Discounted Contract Balance           3,490,740.34
                                                                                                  ============

                                                                                                                 --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                192,255,944.59
                                                                                                                 ==============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

     POOL A

                                                         Discounted                              Discounted
       Lease #                                          Present Value              Lease #      Present Value
----------------------                                  -------------           -------------   -------------
#* 2636-001 (08/03)                                      2,203,091.85
#* 2008046-001 (08/03)                                     121,650.51
#* 1026-005 (10/03)                                      3,649,027.00
#* 2140-502 (10/03)                                      1,536,674.82
#* 2636-002 (10/03)                                        666,215.60
#* 2705-201 (10/03)                                         30,456.64
#* 2705-202 (10/03)                                         14,348.20
#* 2705-203 (10/03)                                        128,772.75
#* 2705-204 (10/03)                                         28,696.45
#* 2705-205 (10/03)                                        141,333.07
#* 2858-003 (11/03)                                        118,771.43
#* 2009234-001 (11/03)                                      16,566.48

                                                                                -------------
                                                                       Totals:  $8,655,604.80

   POOL B

                                                        Discounted                                Discounted
   Lease #                                             Present Value               Lease #       Present Value
   -------------------                                 -------------            -------------    -------------
#* 2008808-001 (09/03)                                 $   61,670.06
#* 2922-002 (11/03)                                     2,142,219.52
#* 2005847-002 (11/03)                                     17,614.22
#* 2008725-001 (11/03)                                     14,309.36
                                                                                -------------
                                                                       Totals:  $2,235,813.16

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                   $ 10,891,417.96
   b) ADCB AT  CLOSING DATE                                                                     $429,583,246.18
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                         2.54%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

#  NONRECOVERABLE

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A
                    Repurchases                      $ 10,168,631.85

                    Substitutions                    $  6,250,273.37

POOL B
                    Repurchases                      $    689,848.09

                    Substitutions                    $             -

                                                     ---------------
TOTAL                                                $ 17,108,753.31

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT
              CONTRACTS REPURCHASED                  $ 17,108,753.31
b) ADCB AT  CLOSING DATE                              429,583,246.18
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                3.98%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XIV.     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                         Predecessor
                                                        Discounted      Predecessor      Discounted
Lease #     Lessee Name                                Present Value      Lease #       Present Value
--------------------------------------                 -------------    -----------    ---------------
3092-701                                               $1,285,497.56      3083-701     $    619,156.09
1026-005                                               $3,940,729.70      2706-201     $     81,139.77
3729-001                                               $1,587,776.40      2706-203     $    173,283.13
3729-002                                               $  274,210.76      2706-204     $     69,644.93
            CASH                                       $  134,588.62      2706-205     $    564,127.48
                                                                          2706-206     $    150,000.35
                                                                          2706-208     $    272,302.96
                                                                          2706-209     $    445,577.17
                                                                          2706-210     $     51,850.10
                                                                          2714-201     $    647,026.56
                                                                          2714-202     $    561,533.95
                                                                          3020-001     $  2,920,819.08
2140-502    THE HIT FACTORY OF FLORIDA                 $1,662,459.55      2046-203     $    390,131.10
            CASH                                       $   45,960.10      2716-201     $  1,047,478.02
                                                                          2716-202     $    270,810.53
                                                       -------------                   ---------------
                                             Totals:   $8,931,222.69                   $  8,264,881.22

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                               $  8,264,881.22
b) ADCB OF POOL A AT CLOSING DATE                                                      $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  2.55%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables             $0.00
b)  Total discounted Contract Balance of Substitute Receivables              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
per Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES               NO  X
                                                                             -----------       -----

         POOL B

                                                                                        Predecessor
                                               Discounted                 Predecessor    Discounted
Lease #               Lessee Name             Present Value                 Lease #     Present Value
-----------------------------------          --------------               -----------  ---------------
                      NONE
                                             --------------                            ---------------
                                   Totals:   $         0.00                            $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                               $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                      $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                    0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables             $0.00
b)  Total discounted Contract Balance of Substitute Receivables              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES                          NO   X
                                                                             -----------                  ------

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                         Predecessor
                                                        Discounted      Predecessor      Discounted
Lease #     Lessee Name                                Present Value      Lease #       Present Value
--------------------------------------                 -------------    -----------    ---------------
3694-002                                               $3,261,116.93    2771-001          3,215,821.21
3718-002                                                 $758,012.82    2973-003            180,086.79
3718-003                                               $2,385,619.17    3042-701            496,910.77
                                                                        3042-702            496,545.09
                                                                        3042-703            568,430.94
                                                                        2696-001            229,571.22
                                                                        1789-003            245,541.19
                                                                        2973-001            545,805.09
                                                                        2003385-004         228,502.25
                                                                        2008553-001          27,358.62
                                                                        2009504-003          15,700.20
                                                       -------------                   ---------------
                                             Totals:   $6,404,748.92                      6,250,273.37

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                           6,250,273.37
b) ADCB OF POOL A AT CLOSING DATE                                                      $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables              $0.00
b)  Total discounted Contract Balance of Substitute Receivables               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES                          NO     X
                                                                              --------                     --------

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                        Predecessor
                                               Discounted                 Predecessor    Discounted
Lease #               Lessee Name             Present Value                 Lease #     Present Value
-----------------------------------          --------------               -----------  ---------------
                      NONE

                                             --------------                            ---------------
                                   Totals:   $         0.00                            $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                           $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                      $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables        $0.00
b)  Total discounted Contract Balance of Substitute Receivables         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD  YES                            NO     X
                                                                        ----------                     --------

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XVI.     POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                                      TOTAL OUTSTANDING CONTRACTS
This Month                                 29,984,060.22            This Month                     192,255,944.59
1 Month Prior                              10,779,766.79            1 Month Prior                  199,856,953.00
2 Months Prior                             10,661,733.53            2 Months Prior                 212,958,073.15

Total                                      51,425,560.54            Total                          605,070,970.74

a) 3 MONTH AVERAGE                         17,141,853.51            b) 3 MONTH AVERAGE             201,690,323.58

c) a/b                                             8.50%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                    Yes  X     No
                                                                                                       -----     -----

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                            Yes  X     No
                                                                                                       -----     -----
   B. An Indenture Event of Default has occurred and is then continuing?                            Yes        No
                                                                                                       -----     -----

4. Has a Servicer Event of Default occurred?                                                        Yes        No
                                                                                                       -----     -----

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                 Yes  X     No
                                                                                                       -----     -----
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
      remedied within 90 days?                                                                      Yes        No
                                                                                                       -----     -----
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
      6% of the ADCB on the Closing Date?                                                           Yes        No  X
                                                                                                       -----     -----

6. Aggregate Discounted Contract Balance at Closing Date                        Balance         $  429,583,246.18
                                                                                                -----------------
   Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                                             TOTAL            % of Total
                                                                   A.D.C.B.                 A.D.C.B.           A.D.C.B.
                                                                -------------            --------------       ----------
30 Days Overdue                                                 32,810,787.22            192,255,944.59        17.066%
60 Days Overdue                                                 10,382,169.71            192,255,944.59         5.400%
90 Days Overdue                                                 21,762,015.41            192,255,944.59        11.319%
120 Days Overdue                                                 6,384,371.83            192,255,944.59         3.321%
150 Days Overdue                                                 1,837,672.98            192,255,944.59         0.956%
180 Days Overdue                                                         0.00            192,255,944.59         0.000%
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